Lease liabilities	6 Months Ended
Jun. 30, 2025
Lease liabilities [abstract]
Lease liabilities
17. Lease liabilities
The following table provides a breakdown for lease liabilities.

(€ thousands)	Lease liabilities
At December 31, 2024	661,685
Interest expense	13,366
Repayment of lease liabilities (including interest expense)	(86,431)
Additions due to new leases and store renewals	152,615
Decrease of lease liabilities due to store closures	(5,143)
Translation differences	(49,770)
At June 30, 2025	686,322
of which:
Non-current	554,825
Current	131,497

In certain countries, leases for stores entail the payment of both minimum amounts and variable amounts, especially for stores with lease payments indexed to revenue. As required by IFRS 16, only the minimum fixed lease payments are capitalized.
For information relating to contractual maturities of lease liabilities, see Note 15 — Borrowings.